UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2013

Cynosure, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51623	04-3125110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Carlisle Road, Westford, MA	01886
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 256-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported, on March 17, 2013, Cynosure, Inc. (“Cynosure”), Commander Acquisition Corp., a wholly-owned subsidiary of Cynosure (the “Merger Subsidiary”), and Palomar Medical Technologies, Inc. (“Palomar”) entered into an agreement and plan of merger (the “Original Merger Agreement”), providing for, among other things, the acquisition of Palomar by Cynosure through the merger (the “Merger”) of Palomar with and into the Merger Subsidiary, with the Merger Subsidiary surviving as a wholly-owned subsidiary of Cynosure at the effective time of the Merger.

To facilitate Cynosure’s tax objectives, on May 15, 2013, Cynosure caused the conversion of the Merger Subsidiary from a Delaware corporation into a Delaware limited liability company and the Merger Subsidiary’s name was changed to Commander Acquisition, LLC.

Also on May 15, 2013, Cynosure, the Merger Subsidiary and Palomar entered into an amended and restated agreement and plan of merger (the “Amended and Restated Merger Agreement”) that amended and restated the Original Merger Agreement for the purpose of implementing technical changes necessitated by the conversion of the Merger Subsidiary into a limited liability company. For a description of the material terms of the Amended and Restated Merger Agreement, see the description of the material terms of the Original Merger Agreement included under Item 1.01 of Cynosure’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2013. The foregoing description of the Amended and Restated Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

SPECIAL NOTE REGARDING THE AMENDED AND RESTATED MERGER AGREEMENT

The Amended and Restated Merger Agreement contains customary representations, warranties, covenants and other terms, provisions and conditions that Cynosure and the other parties to the Amended and Restated Merger Agreement made to each other as of specific dates. The assertions embodied in those terms, provisions and conditions were made solely for purposes of the applicable agreement, and may be subject to important qualifications and limitations agreed to by Cynosure and the other parties to the Amended and Restated Merger Agreement in connection with negotiating its terms. Moreover, they may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders or may have been used for the purpose of allocating risk between Cynosure and the other parties to the Amended and Restated Merger Agreement rather than establishing matters as facts. For the foregoing reasons, no person should rely on such representations, warranties, covenants or other terms, provisions or conditions as statements of factual information at the time they were made or otherwise.

ADDITIONAL INFORMATION ABOUT THE PROPOSED MERGER WITH PALOMAR AND WHERE TO FIND IT

In connection with the proposed Merger, Cynosure has filed with the SEC a Registration Statement on Form S-4 (File No. 333-187895), as it may be amended from time to time, that includes a joint proxy statement of Cynosure and Palomar that also constitutes a prospectus of Cynosure. Palomar and Cynosure also have filed and plan to file other relevant documents with the SEC regarding the proposed Merger. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

You may obtain a free copy of the joint proxy statement/prospectus and other relevant documents filed by Cynosure and Palomar with the SEC at the SEC’s website at www.sec.gov. You may also obtain these documents by contacting Cynosure’s Investor Relations Department at (617) 542-5300 or CYNO@investorrelations.com, or by contacting Palomar’s Investor Relations Department at (781) 993-2411 or ir@palomarmedical.com.

Cynosure and Palomar and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information about Cynosure’s directors and executive officers is available in the joint proxy statement/prospectus under the heading “Information About Cynosure’s Directors, Officers and 5% Stockholders.” As of April 30, 2013, Cynosure’s directors and executive officers beneficially owned approximately 2.9 million shares, or 17.1%, of Cynosure’s Class A common stock. Information about Palomar’s directors and executive officers is available in Palomar’s Amendment No. 1 on Form 10-K/A filed on April 26, 2013 and in the joint proxy statement/prospectus. As of March 15, 2013, Palomar’s directors and executive officers beneficially owned approximately 2.7 million shares, or 13.1%, of Palomar’s common stock. Additional information regarding the interests of Palomar’s directors and executive officers in the proposed Merger, including information relating to the acceleration of Palomar equity awards; the election of Joseph P. Caruso, Palomar’s President, Chief Executive Officer and Chairman of the Board of Directors, as Cynosure’s President and Vice Chairman of the Board of Directors; amendments to existing Palomar employment agreements; a new employment agreement between Cynosure and Mr. Caruso; indemnification and insurance matters relating to Palomar directors and executive officers; and golden parachute compensation, can be found in the joint proxy statement/prospectus under the heading “Interests of Directors and Executive Officers of Palomar in the Merger.” Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from Cynosure or Palomar using the sources indicated above.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYNOSURE, INC.

Date: May 16, 2013	By:	/s/ Timothy W. Baker

Timothy W. Baker
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1(1)	Amended and Restated Agreement and Plan of Merger, dated as of May 15, 2013, among Cynosure, Inc., Commander Acquisition, LLC and Palomar Medical Technologies, Inc.

(1)	Schedules to this Exhibit have been omitted in reliance on Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules to the SEC upon request.